UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2015

STERLING BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Rella Boulevard, Montebello, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Effective June 30, 2015, Sterling Bancorp (the “Company” or “Sterling”) completed its previously announced merger (the “Merger”) with Hudson Valley Holding Corp. (“Hudson Valley” or “HVB”) pursuant to an Agreement and Plan of Merger dated November 4, 2014 between the Company and Hudson Valley.  Upon completion of the Merger, Hudson Valley merged with and into the Company, with the Company surviving the Merger as the surviving corporation.

On July 2, 2015, the Company filed a Current Report on Form 8-K (the “Original 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) to report the completion of the Merger. This Current Report Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements and certain unaudited pro forma financial information in connection with the Merger.

Item 9.01.     Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Hudson Valley as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Hudson Valley as of and for the three months ended March 31, 2015 and March 31, 2014, as well as the accompanying notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Sterling as of and for the three months ended December 31, 2014 and for the twelve months ended September 30, 2014, giving effect to the Merger, are filed as Exhibit 99.3 and incorporated herein by reference.

The unaudited pro forma condensed combined financial statements of Sterling as of and for the three months ended March 31, 2015, giving effect to the Merger, are filed as Exhibit 99.4 and incorporated herein by reference.

(d)     Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of Crowe Horwath LLP

99.1

Audited consolidated financial statements of Hudson Valley as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm (incorporated by reference to the Form 10-K filed by Hudson Valley with the SEC on March 13, 2015)

99.2

Unaudited condensed consolidated financial statements of Hudson Valley as of and for the three months ended March 31, 2015 and March 31, 2014 as well as the accompanying notes thereto (incorporated by reference to the Form 10-Q filed by Hudson Valley with the SEC on May 6, 2015)

99.3

Unaudited pro forma condensed combined financial statements of Sterling as of and for the three months ended December 31, 2014 and for the twelve months ended September 30, 2014 (incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-4 filed by Sterling with the SEC on March 30, 2015)

99.4	Unaudited pro forma condensed combined financial statements of Sterling as of and for the three months ended March 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

Date: September 15, 2015	By:	/s/ Luis Massiani
	Name:	Luis Massiani
	Title:	Senior Executive Vice President, Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of Crowe Horwath LLP

99.1

Audited consolidated financial statements of Hudson Valley as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm (incorporated by reference to the Form 10-K filed by Hudson Valley with the SEC on March 13, 2015)

99.2

Unaudited condensed consolidated financial statements of Hudson Valley as of and for the three months ended March 31, 2015 and March 31, 2014 as well as the accompanying notes thereto (incorporated by reference to the Form 10-Q filed by Hudson Valley with the SEC on May 6, 2015)

99.3

Unaudited pro forma condensed combined financial statements of Sterling as of and for the three months ended December 31, 2014 and for the twelve months ended September 30, 2014 (incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-4 filed by Sterling with the SEC on March 30, 2015)

99.4	Unaudited pro forma condensed combined financial statements of Sterling as of and for the three months ended March 31, 2015